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  MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - MID CAP GROWTH PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
     Verisk        10/06/09       --  $22.000       $85,250,000          4,965     0.00%  0.37%    BofA Merrill       Merrill Lynch
 Analytics Inc.                                                                                    Lynch, Morgan
                                                                                                   Stanley, J.P.
                                                                                                   Morgan, Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                  William Blair &
                                                                                                      Company,
                                                                                                  Fox-Pitt Kelton
                                                                                                  Cochran Caronia
                                                                                                   Waller, Keefe
                                                                                                  Bruyette & Woods
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